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                            THIRD AMENDMENT OF LEASE


         THIS THIRD AMENDMENT OF LEASE ("Amendment") is made as of this 31st day of March, 1994, by and between Combined Properties/Montebello Limited Partnership, a District of Columbia limited partnership, successor-in-interest to Montebello Mart Associates, a California limited partnership (hereinafter "Lessor") and Super Trak Corporation, successor-in-interest to Trak Auto West, Inc. t/a Super Trak (hereinafter "Lessee").

         WHEREAS, by indenture of Lease dated December 7, 1982, as amended by Amendment No. 1 to Lease dated December 7, 1982 and Second Amendment of Lease dated December 1, 1992 (hereinafter, collectively referred to as "Lease"), Lessor leased to Lessee certain premises therein more particularly described located in Store No. 20-21 in the Montebello Mart Shopping Center, Montebello, California ("Premises"), upon terms and conditions, covenants and agreements contained therein; and

         WHEREAS, the Lessor and Lessee have agreed to relocate the Premises to Store No. 27 in the Montebello Mart Shopping Center also known as 806 W. Beverly Boulevard (the "Relocation Premises") in accordance with the terms and conditions of the Lease and this Amendment; and

         WHEREAS, the parties desire to amend the Lease as set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto intending to be legally bound, hereby agree that the Lease is hereby amended, effective as of the date hereof, as follows:

         FIRST: It is agreed that the Relocation Premises shall be located in the area cross-hatched in "red" on Schedule "A-2" hereto and the parties hereto covenant and agree as of the Effective Date (hereinafter defined) that all provisions of the Lease which refer to the Premises and all provisions in this Amendment of Lease referring to the "Relocation Premises" shall be deemed to refer to the area cross-hatched in "red" on Schedule "A-2" hereto and that as of said date, Schedule "A-1" of the Lease shall be deleted in its entirety and Schedule "A-2" attached hereto and by this reference made a part hereof shall be substituted in lieu thereof and all references in the Lease to Schedule "A-1" shall be deemed to refer to Schedule "A-2" hereto. Lessor shall provide Lessee with at least ten (10) days prior written notice of the date that Lessor will deliver the Relocation Premises to Lessee not subject to and free of any leases, subleases, liens, incumbrances or violations of law.

         SECOND: From and after the Effective Date (hereinafter defined), for the purposes of the Lease and all provisions thereof, including but not limited to, those provisions related to the computation of Lessee's fixed minimum rental, Lessee's contribution and pro-rata share of shopping center's common area fees, Lessee's proportionate share of real property taxes, Lessee's management and administrative fee and Lessee's insurance premium costs, the square footage contained within the Premises shall be 11,680 square feet.

         THIRD: Effective as of the earlier to occur of (i) the one hundred twenty-first (121st) day following the date Lessor delivers possession of the Relocation Premises to Lessee or (ii) the date Lessee opens for business in the Relocation Premises (the "Effective Date") the following provisions shall be in full force and effect:





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         1.  The Premises described and referred to on the top portion of page
1 of the Lease as containing approximately 9,750 square feet and having dimensions of 65' frontage and 150' depth, situated in Los Angeles County, California, known as 830 W. Beverly Boulevard shall be deemed to refer, and shall be changed, to:

              Premises:    Montebello Mart Shopping Center, Store No. 27,
                           containing approximately 11,680 square feet and
                           having irregular dimensions, situated in Los
                           Angeles County, California, known as 806 W. Beverly
                           Boulevard, Montebello, California  90640

         2. Paragraph 3 of Article I of the Lease shall be deleted in its entirety and replaced by the following:

                 3. The term of this Lease shall, except as hereinafter provided, end at midnight on the last day of the one hundred twentieth (120th) full calendar month following the Effective Date.

         3. Paragraph 1(d) of Schedule C of the Lease shall be deleted in its entirety and replaced by the following:

                 (d) It is agreed that for the period commencing on the Effective Date and continuing through the sixtieth (60th) full calendar month following the Effective Date, the percentage rental to be paid by Lessee to Lessor as provided in Article II, Paragraph 1 of this Lease, shall not be less than ONE HUNDRED FOURTEEN THOUSAND TWO HUNDRED THIRTY AND 40/100 DOLLARS ($114,230.40) for each full calendar year during said period and payable in monthly installments of NINE THOUSAND FIVE HUNDRED NINETEEN AND 20/100 DOLLARS ($9,519.20), payable, in advance, on or before the 10th day of each full calendar month. The period from the Effective Date through the expiration of the sixtieth (60th) full calendar month following the Effective Date is hereinafter referred to as the "First Period". The proportionately reduced fixed minimum rental for a part of a calendar month for which rental may be due shall be paid at the same time and together with the rental payment for the first full calendar month for which rent may be due as provided herein.

         4. Paragraph 1(e) of Schedule C of the Lease shall be deleted in its entirety and replaced by the following:

                 (e)  Commencing as of the first (1st) day of the sixty-first
         (61st) full calendar month following the Effective Date and ending on the last day of the term of this Lease, set forth in Article 1, Paragraph 3 hereof (hereinafter referred to as the "Second Period"), the percentage rental to be paid by Lessee to Lessor, as provided in
         Article II, Paragraph 1 of this Lease shall not be less than the sum of ONE HUNDRED TWENTY-FIVE THOUSAND ONE HUNDRED NINETY-SIX AND 52/100 DOLLARS ($125,196.52) for each full calendar year during said period and payable in monthly installments of TEN THOUSAND FOUR HUNDRED THIRTY-THREE AND 04/100 DOLLARS ($10,433.04) in advance, on or before the 10th day of each full calendar month.

         5. The following paragraph shall be added as Paragraph 1(e)-1 of Schedule C of the Lease:

                 (e)-1 For the period commencing with the day following the expiration of the original term and continuing through to the last day of the extension period, if any, as provided in Article XV of the Lease, as amended (hereinafter referred to as the "Option Period"), the percentage rental to be paid by





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         Lessee to Lessor, shall not be less than the sum of ONE HUNDRED
         THIRTY-SEVEN THOUSAND SEVEN HUNDRED SIXTEEN AND 17/100 DOLLARS ($137,716.17) for each full calendar year during said period and payable in monthly installments of ELEVEN THOUSAND FOUR HUNDRED SEVENTY-SIX AND 35/100 DOLLARS ($11,476.35) in advance, on or before the 10th day of each full calendar month.

         6. Paragraph 1(f) of Schedule C of the Lease shall be deleted in its entirety and replaced by the following:

                 (f) In the event that the percentage rental computed as provided in Article II of this Lease exceeds the sum of ONE HUNDRED FOURTEEN THOUSAND TWO HUNDRED THIRTY AND 40/100 DOLLARS ($114,230.40) for any one full calendar year during the First Period, or ONE HUNDRED TWENTY-FIVE THOUSAND ONE HUNDRED NINETY-SIX AND 52/100 DOLLARS ($125,196.52) for any full calendar year during the Second Period, or ONE HUNDRED THIRTY-SEVEN THOUSAND SEVEN HUNDRED SIXTEEN AND 17/100 DOLLARS ($137,716.17) for any full calendar year during the Option Period, such excess sums shall be paid by Lessee to Lessor on or before the 20th day of February for the preceding calendar year. For periods of tenancy under this Lease of less than a full calendar year or a full calendar month, the sums of ONE HUNDRED FOURTEEN THOUSAND TWO HUNDRED THIRTY AND 40/100 DOLLARS ($114,230.40) and NINE THOUSAND FIVE HUNDRED NINETEEN AND 20/100 DOLLARS ($9,519.20) in the First Period and ONE HUNDRED TWENTY-FIVE THOUSAND ONE HUNDRED NINETY-SIX AND 52/100 DOLLARS ($125,196.52) and TEN THOUSAND FOUR HUNDRED THIRTY-THREE AND 04/100 DOLLARS ($10,433.04) in the Second Period, and ONE HUNDRED THIRTY-SEVEN THOUSAND SEVEN HUNDRED SIXTEEN AND 17/100 DOLLARS ($137,716.17) and ELEVEN THOUSAND FOUR HUNDRED SEVENTY-SIX AND 35/100 DOLLARS ($11,476.35) in the Option Period, whichever may apply, shall be proportionately reduced.

         7. Paragraph 1(g) of Schedule C of the Lease shall be deleted in its entirety and replaced by the following:

                 (g) Notwithstanding the provisions of 1(a) and 1(h) of Schedule C to this Lease, if the percentage rental payable for any one full calendar year exceeds the sum of ONE HUNDRED FOURTEEN THOUSAND TWO HUNDRED THIRTY AND 40/100 DOLLARS ($114,230.40) during the First Period, or ONE HUNDRED TWENTY-FIVE THOUSAND ONE HUNDRED NINETY-SIX AND 52/100 DOLLARS ($125,196.52) during the Second Period, or ONE HUNDRED THIRTY-SEVEN THOUSAND SEVEN HUNDRED SIXTEEN AND 17/100 DOLLARS ($137,716.17) during the Option Period, then, in such event, Lessee shall be entitled to withhold from such excess (but only to the extent of such excess): (1) all real property taxes and assessments paid or payable by Lessee hereunder pursuant to Schedule C, Paragraph 2 hereof, (2) all insurance paid or payable by Lessee pursuant to Schedule C, Paragraph 4 hereof, and (3) all common area charges paid or payable by Lessee pursuant to Schedule C, Paragraph 5 hereof, for the calendar year in which such excess occurs, which right of withholding shall not be cumulative. For portions of a calendar year, said sums of ONE HUNDRED FOURTEEN THOUSAND TWO HUNDRED THIRTY AND 40/100 DOLLARS ($114,230.40) and ONE HUNDRED TWENTY-FIVE THOUSAND ONE HUNDRED NINETY-SIX AND 52/100 DOLLARS ($125,196.52) and ONE HUNDRED THIRTY-SEVEN THOUSAND SEVEN HUNDRED SIXTEEN AND 17/100 DOLLARS ($137,716.17) shall be proportionately reduced.

         8. All references in the Lease to the sums of "NINETY-FIVE THOUSAND THREE HUNDRED FIFTY-FIVE AND 00/100 DOLLARS ($95,355.00)" and "ONE HUNDRED FOUR THOUSAND FIVE HUNDRED NINE AND 08\100 DOLLARS ($104,509.08)" are hereby deleted and shall be replaced with the sums of "ONE HUNDRED FOURTEEN THOUSAND TWO HUNDRED THIRTY AND 40/100 DOLLARS ($114,230.40)" and "ONE HUNDRED TWENTY-FIVE THOUSAND





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ONE HUNDRED NINETY-SIX AND 52/100 DOLLARS ($125,196.52)", respectively.

         9. Lessee's contribution toward the shopping center's common area fees shall be FIVE THOUSAND ONE HUNDRED THIRTY-NINE AND 20/100 DOLLARS ($5,139.20) each lease year, payable in equal monthly installments in the amount of FOUR HUNDRED TWENTY-EIGHT AND 27/100 DOLLARS ($428.27). Lessee's contribution toward shopping center's common area fees shall continue to be subject to adjustment in accordance with the provisions of Paragraph 5 of Schedule C of the Lease.

         10. Lessee's monthly management and administrative fee shall be THIRTY-EIGHT AND 93/100 DOLLARS ($38.93) subject to adjustment in accordance with the provisions of Paragraph 5 of Schedule C of the Lease.

         11. Lessee's monthly contribution toward insurance shall be TWO HUNDRED FOUR AND 40/100 DOLLARS ($204.40) subject to adjustment in accordance with the provisions of Paragraph 4 of Schedule C of the Lease.

         FOURTH: The parties acknowledge and agree that in the event the Effective Date occurs on a day other than the first calendar day of a month, Lessee's fixed minimum rental, Lessee's contribution and pro-rata share of shopping center's common area fees, Lessee's proportionate share of real property taxes, Lessee's management and administrative fee and Lessee's insurance premium costs shall be subject to appropriate proration.

         FIFTH:   Lessee agrees to accept the Relocation Premises on an "as is"
basis and that any and all repairs, improvements, installations or additions necessary or required for Lessee to open for business and conduct its business from the Relocation Premises shall be at the sole cost and expense of Lessee.

         SIXTH: As of the day prior to the Effective Date, Lessee and any subtenants, concessionaires or others shall quit, surrender and vacate Store No. 20-21 in accordance with the provisions of Paragraph 8 of Article VIII of the Lease. In the event Lessee fails to vacate Store No. 20-21 as required by the provisions of this Paragraph SIXTH, then as of the Effective Date through the date Lessee vacates Store No. 20-21 Lessee's obligations to pay fixed minimum rental and other charges under the Lease for Store No. 20-21 shall resume and Lessee's obligations for rent and other charges for the Relocation Premises shall continue to be governed by the provisions of Paragraph THIRD hereinabove.

         SEVENTH: Lessee agrees, that upon Lessor's delivery of possession of the Relocation Premises to Lessee, Lessee, on behalf of Lessor at Lessee's expense, shall proceed to perform such construction in the Relocation Premises as may be necessary to finish the Relocation Premises with an interior decor package comparable to and consistent with the latest Super Trak retail store prototype, the same to be constructed of good quality materials and installed in a professional workmanlike condition.

         EIGHTH: Lessor agrees that in consideration of the Lessee's agreeing to accept the Relocation Premises in an "as is" condition and Lessee's agreeing to perform all Lessee Improvements pursuant to Paragraph Seventh of this Amendment and provided Lessee (a) has completed said Lessee Improvements in accordance with the terms of Paragraph Seventh of this Amendment; (b) has provided Lessor with reasonably appropriate affidavits, lien waivers and the like showing that liens and encumbrances effected by Lessee's Improvements have been released; (c) has obtained a certificate of occupancy or non-residential use permit for the Relocation Premises and furnished a copy of the same to Lessor; (d) has opened its store for business from the Relocation Premises in accordance with





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the terms of this Amendment; and (e) has performed all of its obligations under the provisions of this Amendment required of it to be performed and is not then in default of the Lease beyond any applicable cure period, then Lessor shall provide Super Trak Corporation with a credit in the amount of ONE HUNDRED FORTY THOUSAND ONE HUNDRED SIXTY AND 00/100 DOLLARS ($140,160.00), said amount to be credited to the rental account of Super Trak Corporation for the Premises by amortizing the same, dollar for dollar, only out of those payments of fixed minimum rental becoming due from Lessee under the terms of the Lease after the date Lessee has satisfied the conditions set forth in (a) through (e) of this Paragraph EIGHTH.

         NINTH: Lessor and Lessee hereby acknowledge and agree that all references to "Premises" or "Store No. 20-21" in the Lease (including Exhibits thereto) shall be deemed to refer to and are hereby changed to "Store No. 27".

         TENTH: The terms and provisions of the Lease are and shall remain in full force and effect, with the exception that all of the terms and provisions of the Lease which are inconsistent with the terms of this Amendment shall automatically be modified and amended to conform to the terms hereof. The parties hereto agree that this Amendment embodies the entire agreement and understanding of the parties hereto in respect to the subject matter contained herein and supersedes any and all prior agreements and understandings between the parties with respect to such matters.

         ELEVENTH: All the rights and obligations of the parties under this Amendment of Lease shall bind and inure to the benefit of their respective heirs, personal representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the date first above written.

WITNESS:                               LESSOR:
                                       COMBINED PROPERTIES\MONTEBELLO
                                       LIMITED PARTNERSHIP


       THOMAS B. MCKEE                 By:        RONALD S. HAFT
- - ---------------------------------          -------------------------------(Seal)
                                                  Ronald S. Haft
                                                  General Partner


ATTEST:                                LESSEE:
                                       SUPER TRAK CORPORATION


                                       By:  /S/ R.KEITH GREEN
- - ---------------------------------         ------------------------------ (Seal)

                                       Its:     PRESIDENT
                                           -----------------------------






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                                  SCHEDULE A-2

Attached to and forming a part of that certain Indenture of Lease and Memorandum of Lease executed under date of December 7, 1982 by and between COMBINED PROPERTIES/MONTEBELLO LIMITED PARTNERSHIP, successor-in-interest to MONTEBELLO MART ASSOCIATES, a California limited partnership, as Lessor, and SUPER TRAK CORPORATION, successor-in-interest to TRAK AUTO WEST, INC., as Lessee,

                            DESCRIPTION OF PROPERTY

         1. LESSOR'S PROPERTY. The demised premises are a portion of Lessor's entire property, situated in the City of Montebello, County of Los Angeles, State of California, and now commonly known as 806 W. Beverly Boulevard. Such property, herein referred to as "Lessor's Property", means the entire property within the outer property limits shown on the Plot Plan attached herein, and made a part hereof. The legal description of Lessor's Property is set forth in
Section 6 of this Schedule A.

         2. BUILDING. Lessor's Property provides a site for a store building in the location designated "Super Trak" on the said Plot Plan attached. Such building is now thereon, or is to be erected pursuant to Schedule B hereof by Lessor for Lessee, containing approximately 11,680 s.f. Said building site, building, improvements, and appurtenances, and fixtures and equipment owned by the Lessor, now or hereafter located thereon are collectively referred to in this Lease as the "premises" or "demised premises."

         3. PARKING. Lessee, its agents, employees, patrons and invitees, in common with Lessor and all other lessees of portions of Lessor's Property and their respective agents, employees, patrons, and invitees shall have and are hereby granted, during the entire term of this Lease and any extension thereof, the free, uninterrupted, and non-exclusive use of the sidewalks, malls, roadways, parking areas, and all other common areas, which use by all users shall be for the purposes of ingress, egress, service, utilities, and parking, and which parking area shall consist of not less than 200 car-parking spaces, located as shown on the said Plot Plan attached. It is specifically understood and agreed that Lessee shall have no obligation or liability whatsoever in connection with the ownership, maintenance, or management of the sidewalks, malls, roadways, parking areas, or other common areas involved, and that Lessor shall manage, operate and maintain all such common areas, or cause the same to be done on its behalf, at no additional cost to Lessee.

         4. PLOT PLAN. It is understood and agreed that no changes from that shown on the Plot Plan attached shall be made to the building area and/or the parking and other common areas of Lessor's Property and no buildings or building-type structures may be built except within the building areas or areas for building designated thereon, except by written amendment to this Lease, duly executed by the parties hereto. Lessor must take reasonable precautions to prohibit commuters and office help from parking on the common areas of Lessor's Property and Lessee may, if it deems such action necessary, have any such offending vehicles towed from the common areas of Lessor's Property. See Schedule C, Paragraph 6.

         5. COVENANTS. All of the covenants of the Lessor contained in this Lease shall be covenants running with the land pursuant to applicable law. It is expressly agreed that each covenant to do or refrain from doing some act on the Lessor's Property or any part thereof (a) is for the benefit of the demised premises; shall be binding upon and for the benefit of each person having any leasehold interest therein derived through the Lessee, and (b) shall be for the benefit of and binding upon each successive owner, during his ownership, of any portion of the land affected thereby and each person having any interest therein derived through any owner of the land affected hereby.

         6. LEGAL DESCRIPTION OF LESSOR'S PROPERTY: The legal description of Montebello Mart, situated in the State of California, County of Los Angeles, is as follows:

Lots 195, 196 and 198 of Montebello, in the City of Montebello, County of Los Angeles, State of California, as per map recorded in Book 78, Page 19 et seq. of Miscellaneous Records in the Office of the County Recorder of said county.

EXCEPT the Northerly 90 feet of the Easterly feet of said Lot 198.


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        [MONTEBELLO MART, MONTEBELLO, CALIFORNIA MAP -- SEE EDGAR APPENDIX]